UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2020

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1821 30th Street, Unit A, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-169979	26-2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1821 30th Street, Unit A, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZAYO	New York Stock Exchange

Introductory Note

As previously disclosed on May 8, 2019 in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by Zayo Group Holdings, Inc., a Delaware corporation (the “Company”), the Company entered into an Agreement and Plan of Merger, dated as of May 8, 2019 (the “Merger Agreement”), by and among the Company, Front Range TopCo, Inc. (“Parent”), and Front Range BidCo, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”).

On March 9, 2020 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”), the merger of Merger Sub with and into the Company (the “Merger”) was completed. At the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub ceased, and the Company survived the Merger as a wholly owned subsidiary of Parent. The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Merger.

Item 1.01 Entry into a Material Definitive Agreement

New Credit Agreement

On the Closing Date, Parent, Merger Sub, as the initial borrower prior to the Effective Time, and the Company, as the borrower as of and after the Effective Time, entered into a credit agreement with Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, and the lenders party thereto (the “New Credit Agreement”).  All obligations of the borrower under the New Credit Agreement are guaranteed by Parent, the Company and certain subsidiaries of the Company.  Such guarantees are secured, subject to certain exceptions, on a first-priority basis by a pledge of all capital stock and assets of the guarantors.

4.000% Senior Secured Notes due 2027 and 6.125% Senior Notes due 2028

On the Closing Date, Merger Sub issued $1.50 billion aggregate principal amount of 4.000% senior secured notes due 2027 (the “Secured Notes”) and $1.08 billion aggregate principal amount of 6.125% senior unsecured notes due 2028 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”). The Secured Notes will mature on March 1, 2027 and the Unsecured Notes will mature on March 1, 2028.

The Notes are and will be fully and unconditionally guaranteed, jointly and severally, by Parent and each of the Company’s existing and future wholly-owned domestic restricted subsidiaries that guarantee the obligations under the New Credit Agreement or certain capital markets or other debt. The guarantees of any guarantor will be released in the event such guarantor’s guarantee under the New Credit Agreement is released.

The indentures governing each of the Secured Notes and Unsecured Notes contain customary negative covenants, events of default, optional redemption and repurchase provisions.

Item 1.02. Termination of a Material Definitive Agreement

On the Closing Date, the Company (i) terminated all outstanding commitments under that certain Amended and Restated Credit Agreement, originally dated as of July 2, 2012, and amended and restated as of May 6, 2015 (as amended, the “Existing Credit Agreement”), by and among Zayo Group, LLC (“Zayo Group”), Zayo Capital, Inc. (“Zayo Capital”), Morgan Stanley Senior Funding, Inc., as term facility administrative agent, SunTrust Bank, as revolving facility administrative agent, and the lenders party thereto from time to time, (ii) repaid in full all outstanding indebtedness of the Company and its subsidiaries for borrowed money or in respect of loans and advances under the Existing Credit Agreement, and (iii) terminated such agreement, including all undrawn commitments thereunder.

Item 2.01. Completion of Acquisition or Disposition of Assets

As described in the Introductory Note above, at the Effective Time on the Closing Date, Parent completed its previously announced acquisition of the Company. As a result of the Merger, the Company survived as a wholly owned subsidiary of Parent. At the Effective Time, each share of common stock, par value $0.001 per share, of the Company (the “Shares”) issued and outstanding immediately prior to the Effective Time (except for certain Shares owned by Parent, Merger Sub, the Company or any of their respective wholly-owned subsidiaries) was automatically converted into the right to receive $35.00 in cash (the “Per Share Amount”), without any interest and less any applicable withholding taxes.

In addition, at the Effective Time, (i) each restricted stock unit granted under the Company’s 2014 Stock Incentive Plan (as amended and restated as of November 2, 2017) (each, a “Company RSU”) that that was granted prior to the date of the Merger Agreement and which was outstanding and unvested (treating for this purpose any ongoing performance-based vesting condition to which any award of Company RSUs is subject as deemed to be earned based on actual performance, where the calculation as to actual performance is measured through immediately prior to the Effective Time, the price per Share at the end of such performance period (which determines whether performance has been attained) is the Per Share Amount, and the aggregate value of such Company RSUs that vest based on such performance, applying the applicable formulae in the award agreement pursuant to which such Company RSUs were granted, is divided by the Per Share Amount) was canceled and terminated and converted into the right to receive an amount in cash equal to the Per Share Amount for each Share then subject to such Company RSU (such cash amount being the “Company RSU Consideration”) payable as promptly as practicable following the Effective Time; (ii) any Company RSU granted during the period commencing on the date of the Merger Agreement and ending immediately prior to the Effective Time and which was outstanding and unvested immediately prior to the Effective Time (treating for this purpose any ongoing performance-based vesting condition to which any such award of Company RSUs is subject as deemed satisfied based on the greater of the number of Company RSUs subject to such award based on its targeted value or the number of Company RSUs deemed to be earned based on actual performance (where the calculation as to actual performance is measured through immediately prior to the Effective Time, the price per Share at the end of such performance period (which determines whether performance has been attained) is the Per Share Amount, and the aggregate value of such Company RSUs that performance vest based on such performance, applying the applicable formulae in the award agreement pursuant to which such Company RSUs were granted, is divided by the Per Share Amount), with the resulting number of Company RSUs remaining subject to the continued time-based vesting requirements applicable to such award) was canceled and terminated and converted into the right to receive an amount in cash equal to the Company RSU Consideration with respect to each Share issuable under such Company RSU, which cash amount will vest and become payable by the Company as the entity that survived the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”) in accordance with the vesting and delivery schedule applicable to such Company RSU as in effect immediately prior to the Effective Time (including any accelerated vesting terms set forth in the confidential disclosure schedules that were delivered to Parent in connection with the Merger Agreement (the “Disclosure Schedules”)); and (iii) any Company RSU that was outstanding and vested but unsettled immediately prior to the Effective Time was canceled and terminated and converted into the right to receive a cash amount equal to the Company RSU Consideration, payable as promptly as practicable following the Effective Time. Notwithstanding the foregoing, pursuant to the Disclosure Schedules, certain dollar-denominated special Company RSUs that were unvested immediately prior to the Effective Time were converted into the right to solely receive an amount in cash (or portion thereof remaining outstanding at the Effective Time) set forth in the applicable award agreement providing for such dollar-denominated special Company RSUs, which cash amount will vest and become payable in accordance with the vesting schedule that is set forth in such applicable award agreement.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing description of the Merger and the Merger Agreement, and the other transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 9, 2019, which is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company (i) notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and (ii) requested that the NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Shares and suspend the Company’s reporting obligations under Section

13 and 15(d) of the Exchange Act. Trading of the Shares on the NYSE was halted prior to the opening of trading on the Closing Date.

Item 3.03. Material Modification to Rights of Security Holders

The information contained in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each Share that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Per Share Amount. Accordingly, at the Effective Time, the holders of such Shares ceased to have any rights as stockholders of the Company, other than the right to receive the Per Share Amount.

Item 5.01. Change in Control of Registrant

The information contained in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Merger Agreement, at the Effective Time, Dan Caruso, Rick Connor, Scott Drake, Donald Gips, Steven Kaplan, Cathy Morris, Linda Rottenberg, Yancey Spruill and Emily White each ceased to be directors of the Company and members of any committee of the Company’s Board of Directors.

Pursuant to the Merger Agreement, at the Effective Time, the directors of Merger Sub immediately prior to the Effective Time, Marc C. Ganzi, Warren Roll, Carl Sjölund and Jan Vesely, became the directors of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company were each amended and restated in their entirety at the Effective Time. Copies of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01. Other Events

As previously disclosed, in connection with the Merger Agreement, Merger Sub commenced cash tender offers (the “Offers”) for any and all of the outstanding 6.00% Senior Notes due 2023 (the “2023 Notes”), 6.375% Senior Notes due 2025 (the “2025 Notes”) and 5.750% Senior Notes due 2027 (the “2027 Notes” and, together with the 2023 Notes and 2025 Notes, the “Existing Notes”), each co-issued by Zayo Group, LLC and Zayo Capital, Inc. As of 8:30 a.m., New York City time, on March 9, 2020 (the “Expiration Date”), (i) $1,280.4 million aggregate principal amount, or 89.5%, of the outstanding 2023 Notes, (ii) $868.9 million aggregate principal amount, or 96.6%, of the outstanding 2025 Notes, and (iii) $1,629.1 million aggregate principal amount, or 98.7%, of the outstanding 2027 Notes have been tendered pursuant to the Offers.  On March 9, 2020, Merger Sub accepted for purchase and purchased all Existing Notes validly tendered and not validly withdrawn pursuant to the terms of the Offers.  Payment for the purchased Existing Notes was made on March 9, 2020.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

2.1

Agreement and Plan of Merger, dated as of May 8, 2019, by and among the Company, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on May 9, 2019). (1)

3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
99.1	Press Release, dated March 9, 2020
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).
(1)	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

	By:	/s/ Matt Steinfort
	Name:	Matt Steinfort
	Title:	Chief Financial Officer

DATED: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

	By:	/s/ Matt Steinfort
	Name:	Matt Steinfort
	Title:	Chief Financial Officer
DATED: March 9, 2020